UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 22, 2012

PANEX RESOURCES INC.
(Exact name of small business issuer in its charter)

Nevada	00-0000000
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

c/o Coresco AG Level 3, Gotthardstrasse 20, CH-6304
Zug, Switzerland  6021
(Address of principal executive offices)
Registrant’s telephone number: +41-41-711-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d -2(b))
[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers

Effective October 19, 2012 the board of Panex announces the appointment of Mr. Kovaldas Balciauskas as CEO, Klaus Eckof will resign as CEO and act as none executive director for the Company.  Ross Doyle will remain as CFO.

Mr. Balciauskas was active in the mining industry when working with the US. Geological Survey (USGS) in the anthracitic coal region of Eastern Pennsylvania USA from 1995.   From 2001 Mr. Balciauskas was working as a commodity trading officer at the Chicago Board of Trade and then as CEO of KB Futures LLC a Chicago based commodity brokerage firm.  Since 2007 Mr. Balciauskas has been COO of Eurotraders AG a Zug, Switzerland based asset management company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PANEX RESOURCES INC.
(registrant)

Date: October 22, 2012	By: /s/ Kovaldas Balciauskas
Ross Doyle
Chief Executive Officer/Director